UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                   Date of Report (Date of earliest reported)

                                 January 3, 2001
                       -----------------------------------

                            Virtual Communities, Inc.
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             (Exact name of registrant as specified in its chapter)

                                    Delaware
                            -------------------------
                 (State or other jurisdiction of incorporation)

                                    001-12637
                            -------------------------
                            (Commission File Number)

                                   95-4491750
                               -------------------
                        (IRS Employer Identification No.)

                                589 Eighth Avenue
                            New York, New York 10018
                          -----------------------------
                    (Address of principal executive offices)

                                      10018
                         ------------------------------
                                   (Zip Code)

                                 (212) 931 8600
                                -----------------
              (Registrant's telephone number, including area code)

           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events

The information set forth in the press release issued by Virtual Communities, Inc., dated January 3, 2001 and attached hereto as Exhibit (a), is incorporated herein by reference thereto.

Item 7. Exhibits.

(a)   Exhibit:

      Press Release, dated January 3, 2001

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VIRTUAL COMMUNITIES, INC.


Date: January 3, 2001                   By: /s/ Avi Moskowitz
      ---------------------------         --------------------------------------
                                          Avi Moskowitz,
                                          President and Chief Executive Officer